ADVANCED SERIES TRUST

AST BlackRock Global Strategies Portfolio

AST PIMCO Limited Maturity Bond Portfolio

Supplement dated March 26, 2015 to the

to the Currently Effective Prospectus, Summary Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Advanced Series Trust (the Trust and the series thereof, the Portfolios) Prospectus and Statement of Additional Information (SAI), and the Summary Prospectuses for AST BlackRock Global Strategies Portfolio (the Global Portfolio) and AST PIMCO Limited Maturity Bond Portfolio (the Limited Maturity Portfolio) and should be retained for future reference. The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Trust Prospectus.

A.	AST BlackRock Global Strategies Portfolio: New Subadvisory Arrangement

The Board of Trustees (the Board) of the Trust recently approved the addition BlackRock International Limited as a subadviser to the Global Portfolio. This change is expected to become effective on or about April 27, 2015. More detailed information relating to this addition will be distributed to beneficial shareholders of the Global Portfolio in a Schedule 14C Information Statement within 90 days of the effective date of the addition.

More detailed information will also be included in the annual update to the Global Portfolio’s Summary Prospectus, and the Trust’s Prospectus and SAI.

B.	AST PIMCO Limited Maturity Bond Portfolio: New Subadvisory Arrangement and Name Change

The Board of the Trust recently approved: (i) replacing Pacific Investment Management Company LLC as the subadviser for the Limited Maturity Portfolio with BlackRock Financial Management, Inc; (ii) changing the investment objective and investment strategies of the Limited Maturity Portfolio; and (iii) changing the name of the Limited Maturity Portfolio to AST BlackRock Low Duration Bond Portfolio.

These changes are expected to become effective on or about July 13, 2015. More detailed information relating to this transition will be distributed to beneficial shareholders of the Limited Maturity Portfolio in a Schedule 14C Information Statement within 90 days of the effective date of the transition. More detailed information will also be included in an additional supplement to the Limited Maturity Portfolio’s Summary Prospectus, and the Trust’s Prospectus and SAI on or about the effective date of the Transition.

ASTSUP14